UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 19, 2004
                                _________________


                          PEDIATRIX MEDICAL GROUP, INC.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)



          FLORIDA                    0-26762                 65-0271219
 ___________________________        __________              ____________
(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)




                              1301 Concord Terrace
                           Sunrise, Florida 33323-2825
           __________________________________________________________
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (954) 384-0175
                                                           ______________



          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. OTHER EVENTS

On February 19, 2004, Pediatrix Medical Group, Inc. (the "Company") issued a press release (the "Press Release") announcing that Dr. Roger J. Medel, its President and Chief Executive Officer, and his wife, Dr. Virginia T. Medel, have adopted a prearranged trading plan in accordance with guidelines specified by Rule 10b5-1 under the Securities Exchange Act of 1934. The Press Release is attached as an exhibit hereto and incorporated by reference.

                                   SIGNATURES
                                   __________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PEDIATRIX MEDICAL GROUP, INC.


Date:  February 20, 2004                      By: /s/ Karl B. Wagner
                                                  _____________________________
                                                  Karl B. Wagner
                                                  Chief Financial Officer









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                                  EXHIBIT INDEX
                                  _____________


EXHIBIT NO.      DESCRIPTION
___________      ___________

  99.1           Press Release dated February 19, 2004.